Exhibit 99.2
Investor Presentation April 2024

2 Q1 2024 Investor Presentation Forward-Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, changes in general business and economic conditions (including inflation and concerns about inflation) on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in interest rates; changes in customer behavior; ongoing turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; increases in loan default and charge-off rates; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; acquisitions may not produce results at levels or within time frames originally anticipated; cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, and pandemics; changes in regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise


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COMPANY HIGHLIGHTS	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$5.9 Billion
Total Loans:	$4.8 Billion
Total Deposits:	$4.4 Billion
Market Capitalization:	$480.3 Million (as of 3/31/24)

- HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered trust company.
- HarborOne Bank is headquartered in Brockton, MA with 30 full-service banking centers throughout Metro Boston, Southeast Massachusetts and Rhode Island and a commercial lending office in Boston and Providence.
- HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.
- HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of HarborOne Bank with 15 offices in Maine, Massachusetts, New Hampshire, New Jersey, Florida and Rhode Island and licensed to lend in 5 additional states.

HarborOne® Bancorp

Q1 2024 Investor Presentation
3

2023 Investor Report 4 Q12024 Investor Presentation  Net income of $7.3 million; diluted income per share $0.17.  Margin increase from 2.23% in Q4 2023 to 2.25% in Q1 2024.  Increased noninterest income 20.6%.  Decreased noninterest expense 2.2%, excluding the goodwill impairment charge recorded in 2023.  Strong asset quality, nonperforming loans to total loans 0.25%, a 12 basis-point improvement.  Sixth stock buyback program ongoing; repurchased 558,900 shares at an average cost of $10.40 per share, totaling $5.8 million in Q1.  Increased quarterly dividend by 6.7%. Q1 2024 Results Net Income $7.3 Million Diluted EPS $0.17 Loan Growth $ 26.4 Million Tangible Book Value $11.48

5 Q1 2024 Investor Presentation $4.5 B $4.6 B $5.4 B $5.7 B $5.9 B 2020 2021 2022 2023 Q1 24 14.5% 13.6% 11.5% 10.0% 9.8% 2020 2021 2022 2023 Q1 24 $3.0 B $3.6 B $4.6 B $4.8 B $4.8 B 2020 2021 2022 2023 Q1 24 $10.88 $11.57 $11.13 $11.52 $11.48 2020 2021 2022 2023 Q1 24 Key Performance Metrics Total Assets Total Loans Tier 1 Leverage Tangible Book Value

6 Q1 2024 Investor Presentation Key Performance Metrics (Cont.) EPS Net Income Net Interest Margin on FTE Basis Net Interest Income $0.82 $1.14 $0.97 $0.37 $0.17 2020 2021 2022 2023 Q1 24 $44.8 M $58.5 M $45.6 M $16.1 M $7.3 M 2020 2021 2022 2023 Q1 24 3.06% 3.12% 3.35% 2.44% 2.25% 2020 2021 2022 2023 Q1 24 $120.1 M $131.4 M $149.0 M $127.3 M $30.6 M 2020 2021 2022 2023 Q1 24

7 Q1 2024 Investor Presentation Capital Management  The Company remains well capitalized and is able to weather economic volatility.  Continued annual dividend growth with 6.7% increase in Q1 2024.  Sixth buyback program ongoing to purchase 2.3 million shares; 15.3 million shares purchased since 2020.  Strong Tangible Capital Ratio of 8.92% with minimal securities categorized as Held to Maturity. 10.5% 8.5% 7.0% 4.0% 13.1% 12.0% 12.0% 9.8% 8.9% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Minimum Capital Required plus Capital Conservation Buffer HONE Capital Ratios * * All information is as of 3/31/24 unless otherwise noted.

8 Q1 2024 Investor Presentation FHLB $532,031 Fed Funds $356,854 Wholesale Deposits $84,158 Unencumbered securities $7,909 FRB Discount Window, $364,046 Correspondent Banks, $25,000 Liquidity Management Available Funding Sources: $1.4 Billion  Strong primary and secondary liquidity  Disciplined loan growth.  Diversified deposit base.  As of March 31, 2024, Immediate liquidity to uninsured deposits on a call report basis was 107%, excluding Bank subsidiary deposits and FHLB LOC secured deposits immediate liquidity to uninsured deposits was 200%.

9 Q1 2024 Investor Presentation Securities Portfolio Total Securities Portfolio At Par Value Held to Maturity $19,767 5% Available for Sale $354,886 95%  Securities Portfolio is 5.3% of total assets.  Effective duration of the portfolio is 6.3 years.  Total unrealized loss on the Held-to-Maturity portfolio is $622,000, with minimal impact to capital ratios.

10 Q1 2024 Investor Presentation CRE 49% Residential 1-4 Family 32% C&I 10% Construction 5% HELOC & Sec. Mtg. 4% Consumer 0% Loan Portfolio $4.8 Billion

11 Q1 2024 Investor Presentation Commercial Lending $2.1 B $2.3 B $2.9 B $3.0 B $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2020 2021 2022 2023 Q1 2024 Construction Commercial Commercial Real Estate Total Commercial Loans  Commercial loans grew from $2.1 billion in 2020 to $3.1 billion as of Q1 2024, transforming the balance sheet while maintaining strong credit quality.  #1 in volume U.S. Small Business Administration (SBA) Lender in Rhode Island in 2023.  Continued investment in people and technology to promote C&I and Small Business growth within Boston and Providence metro.  2024 growth focused on high-quality, deep-relationship lending within footprint. $3.1 B

12 Q1 2024 Investor Presentation Flex/Industrial 21% Apartments 16% Hotels 13% Retail 12% Office 9% Health Care 8% All Other Property Types 21% Commercial Real Estate Portfolio $2.4 Billion LTV: 58% LTV: 62% LTV: 60% LTV: 60% LTV: 67% LTV: 63% LTV: 65% New England Focused By Metropolitan Statistical Area MSA 3/31/24 Boston-Cambridge-Quincy, MA $1.2Bn Providence-New Bedford-Fall River, RI-MA $0.4Bn Barnstable - Islands, MA $0.2Bn Manchester-Nashua, NH $0.1Bn Bridgeport-Stamford-Norwalk, CT $0.1Bn Other $0.4Bn Total $2.4Bn Key Portfolio Metrics Conservative Underwriting Methodology Metric 3/31/2024 Maturities in Next 12 Months / Total CRE Loans 7.3% Loan to Value – Origination 61.7% Reserves / Total NOO CRE Loans 0.9% 30+ CRE Delinquency % 0.1% Criticized Loans / Total CRE Loans 2.3% NPL / Total CRE Loans 0.1% Office - Central Business District / Total CRE Loans 0.2% Diversified Portfolio by Industry Type

13 Q1 2024 Investor Presentation Commercial Real Estate Portfolio Segmentation Industry Non Anchored Anchored Total Portfolio Commentary Retail $45MM $242MM $287MM Low % of Non-Anchored Retail. Strong occupancy rate at 91%. Industry Metro Suburban Total Portfolio Commentary Office $5MM $215MM $220MM Low % of Central Business District. Resilient occupancy rate at 89%. Industry Business Focused Leisure Focused Total Portfolio Commentary Hotels $122MM $188MM $310MM Focus on destination boutique leisure with well-known sponsors. Industry CoStar Rating 3+ CoStar Rating <3 Total Portfolio Commentary Apartments 84% 16% $365MM Focus on high-quality properties. Strong occupancy rate at 96%.

14 Q1 2024 Investor Presentation Construction and Commercial & Industrial Portfolio Construction: $235 Million Commercial & Industrial: $471 Million  Preference for known sponsors with existing relationships  Diversified portfolio with focus on local relationships  Specialization in Healthcare and Alternative Energy Apartments 42% Flex/Industrial 30% Retail 6% Land. Dev. Residential 8% Office 6% Warehouse 6% All Other 2% Health Care 21% Alt. Energy 17% Manufacturing 13% Retail 7% Wholesale Trade 6% RE Leasing 4% Restaurant 4% Construction 4% Education 4% Prof. Svcs 3% Miscellaneous Industries 17%

15 Q1 2024 Investor Presentation Residential 88% HELOC 10% Consumer 1% Construction 1% Residential and Consumer Lending Portfolio $1.7 Billion Key Portfolio Metrics: Residential Conservative Underwriting Methodology Metric 3/31/24 Weighted Average FICO 771 Weighted Average LTV (Origination) 66% Second Home and Investment % 13% Cash-out Refinanced %1 1.9% 30+ Delinquency % 0.4% Key Portfolio Metrics: HELOC Conservative Underwriting Methodology Metric 3/31/24 Weighted Average FICO (as of 9/2023) 748 Weighted Average CLTV 60% Utilization 38% Second Home and Investment % 2.8% 30+ Delinquency % 0.6% 1 Cash-out Refinanced % represents population of loans booked since March 15, 2021

16 Q1 2024 Investor Presentation Credit Quality Nonperforming Loans to Total Assets ($MM) Net Charge-Offs to Average Loans $34.1 $36.1 $14.8 $17.5 $12.2 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2020 2021 2022 2023 Q1 24 Residential Commercial Consumer 0.10% 0.08% 0.09% 0.08% 0.01% 2020 2021 2022 2023 Q1 24

17 Q1 2024 Investor Presentation Allowance for Credit Losses (ACL)  Forecasted unemployment rate assumes a 4.5% rate at end-2024.  Q1 2024 ACL rate of 1.01% for total loans unchanged from Q4 2023. $47,971,635 +$0.25MM $48,184,873 -$0.04 $40.0 $42.0 $44.0 $46.0 $48.0 $50.0 December 31, 2023 Change in Pooled Loans Change in Individually Analyzed Loans March 31, 2024 $ Millions

18 Q1 2024 Investor Presentation Savings 25% DDA/NOW 23% CD 28% Money Market 24% Relationship Banking Deposit Mix  Long Tenured Relationships:  75% of balances > 5+ year tenure  63% of balances > 10+ year tenure  52% of balances > 15+ year tenure  New Customer Acquisition:  Q1 2024 vs Q1 2023, new consumer checking production increased 30%, Brockton banking centers with a 67% increase as we capitalize on competitor closings.  Q1 2024 vs Q1 2023, new business checking production increased 21%.  Shift to Self-Service / Payments:  73% of Customers utilize debit card regularly vs industry average of 61%.  75% of Customers are active users of Digital Banking tools.  YOY, 6% increase in credit card spend volume and 8% increase in new credit card accounts, provided 21% revenue improvement.

19 Q1 2024 Investor Presentation Deposits Average Quarterly Cost of Deposits 0.18% 0.21% 0.36% 0.84% 1.55% 1.91% 2.28% 2.47% 2.49% Q1 '22Q2 '22Q3 '22Q4 '22Q1 '23Q2 '23Q3 '23Q4 '23Q1 '24  March 2024 Cost of Deposits was 2.48%  In Q1, total deposits increased $6.6 million with an increase in checking, money market accounts and brokered, partially offset by decreases in CD’s and savings accounts.  Cost of deposits increased 2 basis points to 2.49% for the three months ended March 31, 2024.  Average deposits in the Boston market increased 36% Q1 2024 vs. Q1 2023, as we continue to focus customer growth efforts there.  Business accounts represent 18% of total deposits with cost of 299 basis points.  Since the Federal Reserve has started the tightening cycle, Fed funds rate has increased 525 basis points and the Bank’s cost of deposits increased 271 basis points.

20 Q1 2024 Investor Presentation Mortgage Banking ($ in 000’s) Q1 2024 Q4 2023 Q1 2023 Gain on Sale $2,013 $2,176 $2,224 MSR Fair Value & Amortization $86 $(3,296) $(1,556) Servicing Revenue / Other $2,405 $2,174 $2,469 Total Revenue $4,514 $1,214 $3,137 Expenses $4,311 $14,667 $5,322 Net Income $233 $(12,857) $(1,293) Key Drivers/Statistics $ Disbursements $102 MM $124 MM $126 MM Sales Margin 2.59% 2.08% 2.35% FTE’s 127 131 145 Offices 16 17 24 MSR Balance $43.4 MM $42.9 MM $43.7 MM Change in MSR Fair Value $588 K $(2.9) MM $(1.3) MM 10 year Treasury 4.21% 3.88% 3.47%  Mortgage banking segment continues to be negatively impacted by market conditions and New England seasonality.  Net income of $233,000, MSR valuation up $588,000 due to increases in model benchmark rates.  Flexible operating model includes expense-disciplined management team. FTE’s have been reduced by 18 YOY.  Disbursements down 18% from Q4 2024 and down 19% from Q1 2023. Q1 2024 Production volume was 86% purchase, 14% refinance.

21 Q1 2024 Investor Presentation Bank Stand-Alone ($ in 000’s) Q1 2024 Q4 2023 Q1 2023 Interest Income $66,743 $64,197 $55,554 Interest Expense 36,259 33,560 20,992 Net Interest Income 30,484 30,637 34,562 Provision (168) 644 1,866 Noninterest Income 6,303 7,706 5,659 Noninterest Expense 27,407 28,613 26,190 Net Income $7,163 $6,551 $9,050 Key Drivers/Statistics ROAA 0.49% 0.46% 0.67% Efficiency Ratio 74.0% 74.1% 64.6% Margin 2. 10% 2.28% 2.79% FTE’s 406 398 421 Nonaccrual Loans $ 12.2MM $17.5 MM $12.3 MM Net charge-off(recovery) rate 0.01% 0.11% -% ACL/Loans 1.01% 1.01% 1.02%  Net Income of $7.2 MM, down 21% YOY.  Net Interest Income of $30.5 MM, down 12% YOY.  Q1 $168K negative provision, $338K for replenishment of charge-offs and for loan growth offset by credit provision for decrease in unfunded commitments.  Noninterest income up $644K YOY on deposit fees and BOLI income.  Noninterest Expenses up $1.2 MM YOY due to compensation and deposit insurance expense.  FTE’s are down 15 YOY. The Bank had a reduction in force in Q2 2023 and evaluates open positions for attrition.

22 Q1 2024 Investor Presentation Why HarborOne Clear Strategic Focus  Drive organic growth with a focus on Customer Primacy.  Ensure diverse and low cost funding base with significant available liquidity.  Foster customer-centric mission that earns total long-term banking relationships.  Continued rationalization and modernization of Banking Centers. Unique Franchise and Culture  Attractive New England (metro Boston & Providence) footprint.  Focus on retaining and attracting top talent in the communities we serve.  Deep community engagement - 2023 Boston Business Journal Most Charitable Companies list (7th consecutive year), Providence Business News Giving Guide ranked HarborOne Bank #5 in the state of Rhode Island in 2023 for total charitable donations. Proven Track Record  Seasoned management team and Board.  Excess capital to manage economic headwinds.  Increasing quarterly dividend with continued stock buybacks.  Prudent cost management with commitment to continuous process enhancement.

23 Q1 2024 Investor Presentation HarborOne U - “Enriching lives through education” Original content, tools, templates, case studies, and calculators to help small businesses achieve financial success. A personalized education platform that helps individuals and families gain skills and build confidence in their financial choices. Consumer Small Business

24 Q1 2024 Investor Presentation A Commitment to Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.